EXHIBIT 10.39

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of December__, 2009, by and among Sionix Corporation, a Nevada corporation, with headquarters located at 3880 East Eagle Drive, Anaheim, California 92807 (the "Company") and each of the undersigned purchasers identified on the signature pages hereto and the Schedule of Purchasers attached hereto (individually, a "Purchaser" and collectively, the "Purchasers").

WHEREAS:

A. The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

B. The Company has authorized a new series of convertible debentures of the Company, in the form attached hereto as Exhibit A (the "Debentures"), which Debentures shall be convertible into the Company's common stock, par value $0.001 per share (the "Common Stock") at a conversion price of $0.15 per share (as converted, the "Conversion Shares"), in accordance with the terms of the Debentures.

C. The Company has authorized a new series of warrants to purchase Common Stock, in the form attached hereto as Exhibit B (the “Warrants”), which Warrants shall be exercisable into Common Stock at an exercise price of $0.25 per share (as exercised, the “Warrant Shares”), in accordance with the terms of the Warrants.

D. Each Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, a maximum of, in the aggregate, $1,000,000 of unit securities (“Units”), at the price of $25,000 per Unit, with each Unit consisting of (i) a Debenture in the principal amount of $25,000 convertible into unregistered Conversion Shares, and (ii) a Warrant to purchase 125,000 Warrant Shares (the Conversion Shares and Warrant Shares are collectively referred to as the “Shares”). The Units, Debentures and Shares collectively are referred to as the "Securities".

E. Each Purchaser represents that such Purchaser has delivered a complete and executed Subscription Application and Agreement (“Subscription Application”) to the Company in connection with this offering.

NOW, THEREFORE, the Company and each Purchaser hereby agree as follows:

1. PURCHASE AND SALE OF UNITS.

(a) Purchase of Units.

(i) Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Purchaser, and each Purchaser severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), the number of Units set forth opposite such Purchaser's name in column (2) on the Schedule of Purchasers, which Unit(s) shall include (x) a principal amount of Debentures as is set forth opposite such Purchaser's name in column (3) on the Schedule of Purchasers and (y)  the Warrant exercisable into that number of Warrant Shares as is set forth opposite such Purchaser's name in column (4) on the Schedule of Purchasers, (the "Closing").

(ii) Closing.  The date and time of the Closing (the "Closing Date") shall be 10:00 a.m., New York City time, on the date hereof (or such later date as is mutually agreed to by the Company and each Purchaser) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below.

(iii) Purchase Price.  The aggregate purchase price for the Securities to be purchased by each such Purchaser at the Closing (the "Purchase Price") shall be the amount set forth opposite each Purchaser's name in column (5) of the Schedule of Purchasers.  The maximum aggregate Purchase Price amount for all Purchasers shall be $1,000,000.  The minimum Purchase Price shall be $25,000 per Purchaser, subject to the Company and Purchasers agreeing to a lesser amount.

(b) Form of Payment.  On the Closing Date, (i) each Purchaser, shall deliver its Purchase Price to the Escrow Agent (as defined below) pursuant to Section 2 of the Escrow Agreement of even date herewith, by and among the Company, the Purchasers and Richardson & Patel LLP ("Escrow Agent"), in the form attached hereto as Exhibit C (the "Escrow Agreement"), for the Units to be issued and sold to such Purchaser at the Closing, by (i) wire transfer of immediately available funds in accordance with the Company's written wire instructions or (ii) by check made payable to “Richardson & Patel LLP Client Trust Account – F/B/O Sionix Corporation” or (iii) by cancellation of indebtedness, on such terms as the Company may agree to in writing with the Purchaser. On the Closing Date, the Company shall deliver to each Purchaser the Debentures (allocated in the principal amounts as such Purchaser shall request) which such Purchaser is then purchasing hereunder along with the Warrants which such Purchaser is purchasing, in each case duly executed on behalf of the Company and registered in the name of such Purchaser or its designee.

(c) Subsequent Sales of Units.  At any time on or before January 2, 2009 (the “Termination Date”), the Company may sell additional securities up to a maximum raised hereby (including the securities sold at the Closing) of $1,000,000 to such persons (the “Additional Purchasers”) as may be approved by the Board of Directors of the Company.  All such sales made at any additional closings (each an “Additional Closing”), (i) shall be made on the terms and conditions set forth in this Agreement, (ii) the representations and warranties of the Company set forth in Section 3 hereof (and the Schedules thereto) shall speak as of the Closing and the Company shall have no obligation to update any such disclosure, and (iii) the representations and warranties of the Additional Purchasers in Section 2 hereof shall speak as of such Additional Closing.  This Agreement, including without limitation, the Schedule of Purchasers, may be amended by the Company without the consent of the Purchasers to include any Additional Purchasers.  Any Additional Purchasers shall be deemed to be “Purchasers” for all purposes under this Agreement.

2. PURCHASER'S REPRESENTATIONS AND WARRANTIES.  Each Purchaser, severally and not jointly, represents and warrants with respect to only itself that:

(a) No Sale or Distribution.  Such Purchaser is acquiring the Warrants, upon exercising the Warrants will acquire the Warrant Shares, the Debentures, and upon conversion of the Debentures will acquire the Conversion Shares issuable upon conversion of the Debentures, as principal for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act and pursuant to the applicable terms of the Transaction Documents (as defined in Section 2(h)).  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.  Such Purchaser

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(b) does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c) Accredited Investor Status.  Such Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

(d) Reliance on Exemptions.  Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(e) Information.  Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Purchaser.  Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained herein.  Such Purchaser understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment.  Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(f) No Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g) Transfer or Resale.  Such Purchaser understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended (or a successor rule thereto) (collectively, "Rule 144"), notwithstanding the forgoing, the requirement to deliver a legal opinion as set out in clause (B) above shall not apply to transfers to an affiliate of the Purchaser; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(s)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or

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(h) any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(f).

(i) Legends.  Such Purchaser understands that the certificates or other instruments representing the Securities, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company (with Richardson & Patel LLP being deemed acceptable), in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

(j) Validity; Enforcement.  Such Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement, the Subscription Application, the Debenture, the Escrow Agreement, the Warrant, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents") This Agreement and the Transaction Documents to which such Purchaser is a party have been duly and validly authorized, executed and delivered on behalf of such Purchaser and shall constitute the legal, valid and binding obligations of such Purchaser enforceable against such Purchaser in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(k) No Conflicts.  The execution, delivery and performance by such Purchaser of this Agreement and the Transaction Documents and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such

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(l) Purchaser or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(m) Residency.  Such Purchaser is a resident of that jurisdiction specified in such Purchaser’s Subscription Application.

(n) Purchaser's Broker Fees.  Each Purchaser shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions for placement agents, financial advisors and/or brokers engaged by such Purchaser relating to or arising out of the transactions contemplated hereby.

(o) Certain Trading Activities.  Other than the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company or any other Person regarding this investment in the Company neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser's investments or trading or information concerning such Purchaser's investments and (z) is subject to such Purchaser's review or input concerning such Affiliate's investments or trading (collectively, "Trading Affiliates") has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company.  Such Purchaser hereby covenants and agrees not to, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the securities of the Company or involving the Company's securities during the period from the date hereof until (i) the later of (A) sixty (60) days after the Closing Date and (B) such time as the transactions contemplated by this Agreement are first publicly announced as described in Section 4(i) hereof or (ii) such time as this Agreement is terminated in full pursuant to Section 8 hereof.  Other than to other Persons party to this Agreement and those expressly acknowledged by the Company, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). "Short Sales" include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.  Such Purchaser acknowledges the SEC's position set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance, and such Purchaser will adhere to such position.

(p) Acknowledgement of Pending Restatement of Financial Statements. Each Purchaser has reviewed Item 4.02 (Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review) of the Form 8-K/A filed with the Commission by the Company on August 28, 2009, which is available for review at www.sec.gov, and understands the contents thereof. Such Purchaser agrees that the restatements contemplated by such Form 8-K/A, and the truth or accuracy of the initially filed financial statements to be restated, shall not be the subject or basis of any future claim or legal action by such Purchaser against the Company.

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(q) OTC Three Strikes Rule.  Each Purchaser understands and acknowledges that the Company has twice in the last 24 months filed its periodic reports with the SEC later than the applicable due date (including any permitted extension period).  Under applicable rules of the OTC Bulletin Board, if the Company files an SEC report late one more time, and the late filing constitutes the third late filing in a 24 month period, then the Common Stock will cease to be quoted by the OTC Bulletin Board and the Common Stock would instead be traded on the Pink Sheets for a period of at least one year.  Each Purchaser hereby releases the Company from any and all liability for damages that the Purchaser may incur as a result of such a “third strike” and removal from the OTC Bulletin Board, and agrees that any removal from the OTC Bulletin Board as a result of a “third strike” shall not be the basis of any future claim or legal action by the Purchaser against the Company.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and warrants to each of the Purchasers that, as of the date hereof and as of the Closing Date:

(a) Organization and Qualification.  The Company is an entity duly organized and validly existing and in good standing under the laws of the State of Nevada, and has the requisite power and authorization to own properties and to carry on business as now being conducted.  The Company is duly qualified as a foreign entity to do business and, is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect.  As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company, individually or taken as a whole, or on the transactions contemplated hereby or in the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents.

(b) Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof.  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Warrants and the Debentures, the reservation for issuance and the issuance of the Conversion Shares and Warrants Shares issuable upon conversion of the Debentures or exercise of the Warrants have been duly authorized by the Company's Board of Directors and, subject to obtaining the Stockholder Approval (as defined below) and except as set forth in Section 3(c), no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(c) No Conflicts.  Except as set forth on Schedule 3(c), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrants and the issuance of Debentures, reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of any articles of incorporation, articles of formation, any certificate of designations or other constituent documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse

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(d) of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the OTC Bulletin Board (the "Principal Market") applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(e) Consents.  Except as set forth on Schedule 3(d), neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof.  The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(f) Acknowledgment Regarding Purchaser's Purchase of Securities.  The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Purchaser is (i) an officer or director of the Company, (ii) an "affiliate" of the Company or any of its Subsidiaries (as defined in Rule 144 of the 1933 Act) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")).  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser's purchase of the Securities.  The Company further represents to each Purchaser that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g) No General Solicitation; No Placement Agent's Fees.  Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.  The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Purchaser or its investment advisor) relating to or arising out of the transactions contemplated hereby.  Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.

(h) No Integrated Offering.  None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.  None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

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(i) Dilutive Effect.  The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Debentures in accordance with this Agreement and the Debentures and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants, the Warrants and the Debentures is, in each case, absolute and unconditional, following the Authorized Share Increase Effective Date (as defined in Section 4(p)) and the filing of the amended and restated Articles of Incorporation (which the Company shall file with the Secretary of State of the State of Nevada immediately following the Authorized Share Increase Effective Date), regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

4. COVENANTS.

(a) Best Efforts.  Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b) Form D and Blue Sky.  The Company agrees to file a Form D with respect to the Securities as required under Regulation D.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

(c) Use of Proceeds.  The Company will use the proceeds from the sale of the Securities for general working capital and expenses including but not limited to accounting fees, attorney fees, consulting fees and such other general corporate purposes as the Company deems appropriate.

(d) Stockholder Approval.

(i) The Company shall provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company ("Stockholder Meeting"), which shall be promptly called and held as soon as commercially and legally practicable after the Closing Date, a proxy statement, at the expense of the Company, soliciting each such stockholder's affirmative vote at the Stockholder Meeting for approval of resolutions (the "Resolutions") providing for the increase in the authorized Common Stock to a number sufficient to enable the conversion in full of the Debentures and exercise in full of the Warrants (such approval being referred to herein as the "Stockholder Approval" and the date such approval is duly obtained being referred to as the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders' approval of the Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Resolutions.  Upon receiving Stockholder Approval and the Company filing with the Nevada Secretary of State an appropriate Certificate of Amendment to the Company’s Certificate of Incorporation effectuating an increase of the Company’s authorized Common Stock, the Debentures shall be eligible for conversion into the Conversion Shares and the Warrants shall be exercisable into the Warrant Shares.  If, despite the Company's reasonable best efforts the Stockholder Approval is not obtained at the Stockholder Meeting, the Debentures will not be convertible into the Conversion Shares and the Warrants will not be exercisable into the Warrant Shares until such time as Stockholder Approval is later obtained.

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(ii) REGISTER; TRANSFER AGENT INSTRUCTIONS.

(e) Register.  The Company shall maintain a register for the Debentures in which the Company shall record the name and address of the Person in whose name the Debentures have been issued (including the name and address of each transferee), the principal amount of Debentures held by such Person, and the number of Conversion Shares issuable upon conversion of the Debentures by such Person.

(f) Transfer Agent Instructions.  The Company shall issue instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each Purchaser or its respective nominee(s), for the Conversion Shares upon conversion of the Debentures upon receiving Stockholder Approval.

5. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Warrants and the Debentures to each Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Purchaser with prior written notice thereof:

(i) Such Purchaser shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii) Such Purchaser and each other Purchaser shall have delivered to the Escrow Agent the Purchase Price being purchased by such Purchaser at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company or by check made payable to “Richardson & Patel LLP Client Trust Account – F/B/O Sionix Corporation.”

(iii) The representations and warranties of such Purchaser shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or a material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

6. CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.

The obligation of each Purchaser hereunder to purchase the Debentures and the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company shall have duly executed and delivered (physically or by electronic copy) to such Purchaser (i) each of the Transaction Documents and (ii) the Warrants, and (iii) the Debentures (allocated in such principal amounts as such Purchaser shall request), being purchased by such Purchaser at the Closing pursuant to this Agreement.

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(ii) The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

7. TERMINATION.  In the event that the Closing shall not have occurred with respect to a Purchaser on or before fifteen (15) Business Days from the date hereof due to the Company's or such Purchaser's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Purchasers for the expenses described in Section 4(g) above.

8. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of Los Angeles, California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or delivery of “PDF” copies of signatures shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

(c) Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

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(d) Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) Entire Agreement; Amendments.  This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Purchasers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least 60% of the outstanding principal amount of the Debentures, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Purchasers and holders of Securities as applicable.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents.  The Company has not, directly or indirectly, made any agreements with any Purchasers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.  Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Purchaser has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

(f) Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Sionix Corporation

3880 East Eagle Drive

Anaheim, CA 92807

Telephone:                      (714) 678-1000

Facsimile:                      (714) 678-1005

Attention:                      Rodney Anderson, CEO

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Copy to:

Richardson & Patel LLP

10900 Wilshire Blvd., 5th Floor

Los Angeles, CA 90024

Telephone:                      (310) 208-1182

Facsimile:                      (310) 208-1154

Attention:                      Kevin Friedmann

If to the Transfer Agent:

American Registrar & Transfer Co.

342 East 900 South

Salt Lake City, UT 84111

Telephone:                      (801) 363-9065

Facsimile:                      (801) 363-9066

If to a Purchaser:

To the Purchaser’s address and facsimile number set forth

on the Subscription Application and Agreement.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Debentures. A Purchaser may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Purchaser hereunder with respect to such assigned rights

(h) No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i) Survival.  Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Purchasers contained in Sections 2 and 3, and the

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(j) agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing.  Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(k) Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) Remedies.  Each Purchaser and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Purchasers.  The Company therefore agrees that the Purchasers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n) Payment Set Aside.  To the extent that the Company makes a payment or payments to the Purchasers hereunder or pursuant to any of the other Transaction Documents or the Purchasers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(o) Independent Nature of Purchasers' Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges and each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this

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(p) Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

 [Signature Page Follows]

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IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
SIONIX CORPORATION By:________________________ Name: Rodney Anderson Title: CEO

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

PURCHASERS:
By:______________________________________ Name:____________________________________ Title:_____________________________________
Address: ________________________________________ ________________________________________ ________________________________________

SCHEDULE OF PURCHASERS

(1)	(2)	(3)	(4)	(6)
Purchaser	Number of Units	Aggregate Principal Amount of Debentures	Number of Warrant Shares	Total Purchase Price

EXHIBITS

Exhibit A                      Form of Debentures
Exhibit B                      Form of Warrants
Exhibit C                      Form of Escrow Agreement